                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                         ST. JOSEPH CAPITAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         ST. JOSEPH CAPITAL CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

[LOGO OF ST. JOSEPH CAPITAL CORPORATION]

                                 April 12, 2004

Dear Fellow Stockholder:

         On behalf of the board of directors and management of St. Joseph Capital Corporation, I cordially invite you to attend the annual meeting of stockholders to be held at 5:00 p.m. on May 20, 2004, at the Morris Performing Arts Center, South Bend, Indiana. The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting. We have also enclosed a copy of our 2003 annual report to stockholders and Form 10-K. At the meeting we shall report on our operations and the outlook for the year ahead.

         We have nominated four persons to serve as Class II directors. Each of the nominees is an incumbent director. The board of directors recommends that you vote your shares for the director nominees.

         I encourage you to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND, HOWEVER, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will ensure that your shares are represented at the meeting.

         If you have any questions concerning these matters, please do not hesitate to contact me at (574) 273-9700. We look forward with pleasure to seeing and visiting with you at the meeting.

                                                 Very truly yours,

                                                 ST. JOSEPH CAPITAL CORPORATION

                                                 /s/ JOHN W. ROSENTHAL
                                                 -------------------------------
                                                 John W. Rosenthal
                                                 Chairman

    3820 Edison Lakes Parkway - Mishawaka, IN 46545 - Phone: (574) 273-9700

[LOGO OF ST. JOSEPH CAPITAL CORPORATION]

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 20, 2004

To the stockholders of

         ST. JOSEPH CAPITAL CORPORATION

         The annual meeting of the stockholders of St. Joseph Capital Corporation, a Delaware corporation, will be held at the Morris Performing Arts Center, South Bend, Indiana, on Thursday, May 20, 2004, at 5:00 p.m., local time, for the following purposes:

         1.       To elect four Class II directors for a term of three years.

         2. To transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

         We are not aware of any other business to come before the annual meeting. The board of directors has fixed the close of business on March 29, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit us the time for further solicitation of proxies.

                                        By order of the Board of Directors

                                        /s/ John W. Rosenthal
                                        ----------------------------------------
                                        John W. Rosenthal
                                        Chairman

Mishawaka, Indiana
April 12, 2004

DIRECTIONS TO THE ANNUAL MEETING

                  *        THE MORRIS PERFORMING ARTS CENTER

                                    211 North Michigan Street
                                    South Bend, Indiana
                                    (574) 235-9190

                  P        AMPCO SYSTEM PARKING GARAGE

                                    126 N. Main Street
                                    South Bend, Indiana
                                    (574) 235-9478

                     [MAP OF DRIVING DIRECTIONS TO MEETING]

                                 PROXY STATEMENT

         St. Joseph Capital Corporation ("St. Joseph") is a bank holding company serving the financial needs of the "Michiana" area of Indiana and Michigan. It is the parent company of St. Joseph Capital Bank, an Indiana state bank located in Mishawaka, Indiana

         This proxy statement is furnished in connection with the solicitation by the board of directors of St. Joseph of proxies to be voted at the annual meeting of stockholders to be held at the Morris Performing Arts Center, South Bend, Indiana, on Thursday, May 20, 2004, at 5:00 p.m., local time, and at any adjournments or postponements of the meeting. The address of our principal executive offices is 3820 Edison Lakes Parkway, Mishawaka, Indiana 46545. This proxy statement and the accompanying proxy card are being mailed to stockholders on or about April 12, 2004. Our 2003 annual report, which includes condensed consolidated financial statements and our Form 10-K, as filed with the SEC, is also enclosed.

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

         You are receiving a proxy statement and proxy card from us because on March 29, 2004, you owned shares of our common stock. This proxy statement describes the issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

         When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

         If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the form, the proxy holder will vote your shares, under your proxy, in accordance with his or her best judgment.

WHAT MATTERS WILL BE VOTED ON AT THE MEETING?

         You are being asked to vote on the election of four directors of St. Joseph to serve until the annual meeting held in 2007.

IF I AM THE RECORD HOLDER OF MY SHARES, HOW DO I VOTE?

         You may vote either by mail or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed postage-paid, pre-addressed envelope to our transfer agent, SunTrust Bank, Attn:
Stock Transfer Department, P.O. Box 4625, Atlanta, Georgia 30302. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

         If you sign and return your proxy card but do not mark the form to provide voting instructions, the shares represented by your proxy card will be voted "for" all nominees for director named in this proxy statement and by the appointed proxies on any other matter brought before the meeting.

         If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change. Please note, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a "legal proxy" from your broker in order to vote in person at the meeting.

IF I HOLD SHARES IN THE NAME OF A BROKER OR FIDUCIARY, WHO VOTES MY SHARES?

         If you received this proxy statement from your broker or by a trustee or other fiduciary who may hold your shares, your broker or fiduciary should have given you instructions for directing how they should vote your shares. It will then be their responsibility to vote your shares for you in the manner you direct. As discussed above, if you want to vote in person at the meeting, you will need to arrange to obtain a "legal proxy" from your broker or fiduciary in order to vote in person at the meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

         It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with brokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

         If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

         - signing another proxy with a later date and returning that proxy to our transfer agent at the address provided above;

         - sending notice to our transfer agent that you are revoking your proxy; or

         -        voting in person at the meeting.

         If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

HOW MANY SHARES DO WE NEED TO HAVE REPRESENTED AT THE MEETING TO HOLD THE ANNUAL MEETING?

         A majority of the shares that were outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

         Shares are counted as present at the meeting if the stockholder either:

         -        is present in person at the meeting; or

         -        has properly submitted a signed proxy card or other proxy.

         On March 29, 2004, the record date, there were 1,732,445 shares of common stock issued and outstanding. Therefore, at least 866,223 shares need to be present at the annual meeting.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR RE-ELECTION?

         The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than four nominees. The board has no reason to believe any nominee will be unable to stand for re-election.

HOW MANY VOTES ARE NEEDED FOR EACH PROPOSAL?

         The directors will be elected by a plurality of the votes present in person or represented by proxy at the meeting. Therefore, the four individuals receiving the highest number of votes cast "for" their election will be elected as directors of St. Joseph.

WHAT OPTIONS DO I HAVE IN VOTING ON EACH OF THE PROPOSALS?

         You may vote "for" or "withhold authority to vote for" any of the nominees for director. You may vote "for", "against", or "abstain" on any other proposal that may properly be brought before the meeting. Withheld votes will be considered in determining the presence of a quorum but will not affect the vote required for the election of directors.

HOW MANY VOTES MAY I CAST?

         Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

         We will announce voting results at the meeting. The voting results will be disclosed in our Form 10-Q for the quarter ended June 30, 2004.

WHO BEARS THE COST OF SOLICITING PROXIES?

         We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of St. Joseph or St. Joseph Capital Bank may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                              ELECTION OF DIRECTORS

         At the annual meeting of the stockholders to be held on May 20, 2004, the stockholders will be entitled to elect four Class II directors for a term expiring in 2007. The directors are divided into three classes having staggered terms of three years. Each of the nominees is an incumbent director. We have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. Set forth below is information, as of February 29, 2004, concerning the nominees for election and for the other persons whose terms of office will continue after the meeting, including age, year first elected or appointed as a director and business experience during the previous five years of each. Each of the individuals has held the position listed for the past five years unless otherwise noted. The four nominees, if elected at the annual meeting, will serve as Class II directors for three-year terms expiring in 2007.

                                    NOMINEES

NAME                                       DIRECTOR                PRINCIPAL OCCUPATION
(AGE)                                       SINCE                 FOR THE LAST FIVE YEARS
----                                        -----                 -----------------------
CLASS II
(TERM EXPIRES 2007)

Brian R. Brady                              1998       Chairman, Heartland Recreational Vehicles, LLC (2003 - Present);
(Age 52)                                               Chairman, Brady Asset Management, LLC (1998 - 2003)

Jeffrey V. Hammes                           2002       President, Chief Executive Officer, Peoples Bank of Kankakee
(Age 34)                                               County

NAME                                       DIRECTOR                PRINCIPAL OCCUPATION
(AGE)                                       SINCE                 FOR THE LAST FIVE YEARS
----                                        -----                 -----------------------
Jack K. Matthys                             1996       Private investor (2000 - Present); Vice Chairman, St. Joseph;
(Age 57)                                               Chief Lending Officer, St. Joseph Capital Bank (1997 - 2000)

Arthur H. McElwee, Jr.                      1996       President, Toefco Engineered Coating Systems, Inc.
(Age 61)

                              CONTINUING DIRECTORS

CLASS III
(TERM EXPIRES 2005)

Todd B. Martin                              2000       Partner, Martin Capital Management, LLP
(Age 37)

Myron C. Noble                              1997       President, Valmont Communications (2002 - Present); Chairman
(Age 66)                                               and President, Pi-Rod, Inc. (1972 - 2001)

David A. Eckrich                            1996       President, Adams Road Development, Inc.
(Age 63)

Ben F. Ziolkowski                           2003       Chief Executive Officer, Ziolkowski Construction, Inc.
(Age 65)

CLASS I
(TERM EXPIRES 2006)

Anna Reilly Cullinan                        2000       Private investor; community volunteer
(Age 40)

Michael R. Leep, Sr.                        2002       President, Gurley-Leep Automotive Group
(Age 60)

John W. Rosenthal                           1996       Chairman, President and Chief Executive Officer, St. Joseph
(Age 44)                                               Capital Corporation and St. Joseph Capital Bank

         All of St. Joseph's directors will hold office for the terms indicated, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the directors, executive officers or any other person pursuant to which any of our directors or executive officers have been selected for their respective positions, and no member of the board is related to another member by blood or marriage. Ms. Reilly Cullinan is a director of Lamar Advertising Company, a corporation that has securities registered under the Securities Exchange Act of 1934.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE NOMINEES.

                 CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

GENERAL

         Currently, there are eleven directors serving on the board of directors of St. Joseph. Generally, the board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the board does not involve itself in the day-to-day operations of St. Joseph which is monitored by our executive officers and management. Our directors fulfill their duties and responsibilities by attending regular meetings of the full board, which are held on a quarterly basis, special meetings held from time to time and through committee membership, which is discussed below. Our directors also discuss business and other matters with Mr. Rosenthal, our Chief Executive Officer, other key executives and our principal external advisers (legal counsel, auditors and other consultants).

         With the exception of Mr. Rosenthal, all of our current directors are "independent" as defined by the Nasdaq Stock Market, Inc. The board of directors has established an Audit Committee, a Nominating and Corporate Governance Committee and a Human Resources Committee, among other committees. Consistent with the Nasdaq listing requirements, the independent directors regularly have the opportunity to meet without Mr. Rosenthal in attendance. Because all executive officers and employees are compensated at the bank level and not the holding company level, the Human Resources Committee is a St. Joseph Capital Bank committee and it is comprised of directors who are on both the holding company and the bank boards. The current charters for the Audit Committee and the Nominating and Corporate Governance Committee are available on our website at www.sjcb.com. Our website also contains a general description about us, and our products, as well as links to our filings with the Securities and Exchange Commission.

         A total of seven regularly scheduled and special meetings were held by the board of directors in 2003. During that time, no director of St. Joseph attended fewer than 75% of the aggregate of the total number of board meetings and the total number of meetings held by the committees of the board of directors on which he or she served, except for Mr. Leep and Mr. Matthys who each attended five of the seven meetings. Although we do not have a formal policy regarding director attendance at the annual meeting, we encourage and expect all of our directors to attend. Last year, eight of the eleven directors attended the annual meeting.

         Since last year's annual meeting of stockholders, Carolyn Y. Woo, Ph.D., resigned from the board after two years of dedicated service. The full board of directors elected Mr. Ziolkowski to fill the vacancy created by Dr. Woo's resignation.

EXECUTIVE COMMITTEE

         The Executive Committee is comprised of Messrs. Rosenthal, Brady, Eckrich, Leep, Matthys, Martin, and McElwee. The Executive Committee reviews and monitors our policies, procedures and structure and has the authority to carry out many of the oversight functions of the full board. The Executive Committee is scheduled to meet on a quarterly basis. During 2003, the Executive Committee had four meetings, of which two were expanded into full board meetings.

AUDIT COMMITTEE

         Messrs. Eckrich, Hammes, Martin and Noble served as members on the Audit Committee, with Mr. Martin serving as Chairman. Each of these members is considered "independent" according to listing standards set forth by Nasdaq and the rules and regulations promulgated under the Exchange Act. Further, the board has determined that Mr. Martin qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission. The board based this decision on Mr. Martin's education and professional experience as a partner of Martin Capital Management LLP, an investment advisory firm. Our Audit Committee met five times during 2003.

         The functions performed by the Audit Committee include, but are not limited to, the following:

         - selecting our independent auditors and pre-approving of all engagements and fee arrangements;

         -        reviewing the independence of the independent auditors;

         - reviewing actions by management on recommendations of the independent auditors and internal auditors;

         - meeting with management, the internal auditors and the independent auditors to review the effectiveness of our system of internal control and internal audit procedures;

         - reviewing our earnings releases and reports filed with the Securities and Exchange Commission; and

         - reviewing reports of bank regulatory agencies and monitoring management's compliance with recommendations contained in those reports.

         To promote independence of the audit function, the Audit Committee consults separately and jointly with the independent auditors, the internal auditors and management. The Audit Committee has adopted a written charter, which sets forth the committee's duties and responsibilities. We have attached a copy of the current charter to this proxy statement as Appendix A and it is available on our website at www.sjcb.com.

HUMAN RESOURCES COMMITTEE

         The Human Resources Committee, which is a bank level committee, is comprised of Messrs. Brady, Leep, Matthys and McElwee, with Mr. Brady serving as Chairman. All of the current members are members of the holding company's board of directors and are deemed to be "independent", as such term is defined by Nasdaq. This committee is responsible for setting Mr. Rosenthal's compensation as well as the compensation of the other executive officers, administering our stock option plan and reviewing compensation and benefit matters generally. During 2003, this committee met once.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

         We established the Nominating and Corporate Governance Committee in January, 2003 and it is charged with overseeing our corporate governance programs as well as nominating directors to serve on the board of directors. Messrs. Brady, Eckrich and Martin and Ms. Reilly Cullinan serve on the committee and Mr. Eckrich is the Chairman. All of the members are deemed to be "independent", as such term is defined by Nasdaq. The committee's responsibilities and functions are further described in its charter, which is available on our website at www.sjcb.com. During 2003, this committee met three times.

DIRECTOR NOMINATIONS AND QUALIFICATIONS

         In carrying out its nominating function, the Nominating and Corporate Governance Committee evaluates all potential nominees for election, including incumbent directors, board nominees and stockholder nominees, in the same manner, although it is not currently seeking candidates to serve on the board and we did not receive any stockholder nominations for the 2004 annual meeting. Generally, the committee believes that, at a minimum, directors should possess certain qualities, including the highest personal and professional ethics and integrity, a sufficient educational and professional background, demonstrated leadership skills, sound judgment, a strong sense of service to the communities which we serve and an ability to meet the standards and duties set forth in our code of conduct. The committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and whether they are "independent" in accordance with Nasdaq requirements (to ensure that at least a majority of the directors will, at all times, be independent). The committee has not, in the past, retained any third party to assist it in identifying candidates, but it has the authority to retain a third party firm or professional for the purpose of identifying candidates.

STOCKHOLDER COMMUNICATION WITH THE BOARD, NOMINATION AND PROPOSAL PROCEDURES

         GENERAL COMMUNICATIONS WITH THE BOARD. Stockholders may contact our board of directors by contacting John W. Rosenthal, Chairman of the Board, at St. Joseph Capital Corporation, 3820 Edison Lakes Parkway, Mishawaka, Indiana 46545 or (800) 890-2798.

         NOMINATIONS OF DIRECTORS. In order for a stockholder nominee to be considered by the Nominating and Corporate Governance Committee to be its nominee and included in our proxy statement, the nominating stockholder must file a written notice of the proposed director nomination with our Corporate Secretary, Mark E. Secor, at the above address, at least 120 days prior to the anniversary of the date the previous year's proxy statement was mailed to stockholders. Nominations must include the full name and address of the proposed nominee and a brief description of the proposed nominee's business experience for at least the previous five years. All submissions must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The committee may request additional information in order to make a determination as to whether to nominate the person for director.

         In accordance with our bylaws, a stockholder may otherwise nominate a director for election at an annual meeting of stockholders by delivering written notice of the nomination to our Corporate Secretary, at the above address, not less than 60 days nor more than 90 days prior to the first anniversary date of the previous year's annual meeting. The stockholder's notice of intention to nominate a director must include a) for each person to be nominated: (i) the name, age and business and residence address of each nominee; (ii) the principal occupation or employment of each nominee; (iii) the class and number of shares of stock owned by the nominee on the date of the notice; and b) as to the stockholder (i) the name and address of record of the nominating stockholder and the names and addresses of any other stockholders supporting each respective nominee; and (ii) the class and number of shares of stock owned by the nominating stockholder and any other stockholders supporting the nominees on the date of the notice. We may request additional information after receiving the notification for the purpose of determining the proposed nominee's eligibility to serve as a director. Persons nominated for election to the board pursuant to this paragraph will not be included in our proxy statement.

         OTHER STOCKHOLDER PROPOSALS. To be considered for inclusion in our proxy statement and form of proxy for our 2005 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary, at the above address, no later than December 13, 2004, and must otherwise comply with the notice and other provisions of our bylaws, as well as Securities and Exchange Commission rules and regulations.

         For proposals to be otherwise brought by a stockholder and voted upon at an annual meeting, the stockholder must file written notice of the proposal to our Corporate Secretary on or before 30 days in advance of the first anniversary of the previous year's annual meeting.

CODE OF CONDUCT

         We have a code of conduct in place that applies to all of our directors and employees. The code sets forth the standard of ethics that we expect all of our directors and employees to follow, including our Chief Executive Officer and Chief Financial Officer. The code of conduct is posted on our website at www.sjcb.com. We intend to satisfy the disclosure requirements under Item 10 of Form 8-K regarding any amendment to or waiver of the code with respect to our Chief Executive Officer and Chief Financial Officer, and persons performing similar functions, by posting such information on our website.

DIRECTOR COMPENSATION

         For serving on the board of directors of St. Joseph and St. Joseph Capital Bank in 2003, directors who were also not officers received an annual retainer of $1,700. For 2004, the annual retainer was increased to $2,000. Each non-employee director also receives fees for board meetings attended. In 2003, each director received stock options valued at $625 for each board meeting attended. The options vested immediately and have a term of 10 years. Options were not granted for board meeting attendance of St. Joseph Capital Bank when such meetings were held on the same day as St. Joseph's. For 2004, the Directors will not receive stock options for attending board meetings but will receive a $750 cash payment for each meeting attended.

         Non-employee directors also received cash compensation for committee meetings attended when such meetings were not held on the same day as a full board meeting. For 2003, Executive Committee members received $500 per meeting attended and all other committee members received $250 per meeting attended. For 2004, Executive Committee, Audit Committee, Nominating and Corporate Governance Committee and Human Resources Committee members will receive $750 per meeting attended. In lieu of meeting fees, the chairmen of the Audit Committee, Nominating and Corporate Governance Committee and Human Resources Committee will receive $15,000, $7,500, and $5,000, as an additional annual retainer. For 2004, members of the Director Loan Policy Committee and Investment Committee, both bank level committees, will receive $500 per meeting attended.

                             EXECUTIVE COMPENSATION

         The following table shows the compensation for the last three fiscal years paid by us or St. Joseph Capital Bank to our executive officers who had a 2003 salary and bonus that exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION

          (a)                      (b)            (c)             (d)              (g)                 (h)

                                  FISCAL                                        SECURITIES
                                  YEAR                                          UNDERLYING          ALL OTHER
       NAME AND                   ENDED                                           OPTIONS          COMPENSATION
  PRINCIPAL POSITION         DECEMBER 31ST   SALARY ($)(1)     BONUS ($)        GRANTED (#)          ($)(2)
John W. Rosenthal                 2003       $     175,000     $  80,218                ---        $     20,269
President & Chief                 2002       $     156,643     $  80,000             35,000        $     17,841
Executive Officer                 2001       $     149,000     $  40,783                ---        $     19,027

Amy Kuhar Mauro (3)               2003       $     110,000     $  25,399                ---        $      3,302
Chief Credit Officer              2002       $      97,500     $  23,098              5,446        $      2,925
and Senior Vice
President

(1) Includes compensation deferred at the election of Mr. Rosenthal and Ms. Kuhar Mauro.

(2) Represents amounts paid by us for contributions to our 401(k) plan for Mr. Rosenthal and Ms. Kuhar Mauro and an automobile allowance and life insurance for Mr. Rosenthal. For Mr. Rosenthal, in 2003, we contributed $5,676 in the 401(k) plan and $3,295 in 2002 and $4,894 in 2001.
     Additionally, the automobile allowance was $14,133 for 2003, 2002, and 2001.

(3) We were not required to disclose information regarding Ms. Kuhar Mauro in 2001, and therefore, we are only including salary information for 2003 and 2002.

STOCK OPTION INFORMATION

         There were no stock options granted in the last fiscal year to the individuals named in the summary compensation table above.

         The following table sets forth certain information concerning the exercisable and unexercisable stock options at December 31, 2003, held by the individuals named in the summary compensation table above:

    AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                  OPTION VALUES

        (a)                (b)         (c)                  (d)                                (e)

                         SHARES
                        ACQUIRED
                           ON        VALUE           NUMBER OF SECURITIES            VALUE OF UNEXERCISED IN-
                        EXERCISE    REALIZED        UNDERLYING UNEXERCISED              THE-MONEY OPTIONS
       NAME               (#)         ($)            OPTIONS AT FY-END (#)                 AT FY-END ($)
                                                 EXERCISABLE    UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
John W. Rosenthal         ---       $    ---         52,960         37,040         $  394,150       $  91,300

Amy Kuhar Mauro           ---       $    ---         11,585          6,861         $   59,247       $  48,199

EMPLOYMENT AGREEMENTS

         On October 1, 2002, we entered into an amended employment agreement with John W. Rosenthal, which provides for an initial three-year term of employment. In the absence of notice from either party to the contrary, the employment term under the agreement extends for additional successive three-year terms. The agreement provides that Mr. Rosenthal is to receive an annual salary of at least $175,000 for 2003 and $200,000 for 2004. The agreement also includes a provision for the review, and possible increase, but not a decrease, of his salary in subsequent years, as well as performance bonuses, membership in a local country club, life insurance in the amount of $300,000, an automobile allowance and participation in our benefit plans and disability benefits.

         The employment agreement is terminable at any time by us or by Mr. Rosenthal. The agreement provides severance benefits in the event he is terminated without cause, including severance compensation equal to three times
(i) his salary at the rate then in effect at the time of termination; (ii) a bonus equal to 50% of his then current salary; and (iii) the value of the other benefits for the remainder of the then current term of the employment agreement. We also must pay all accrued salary, vested deferred compensation and other benefits then due to him. Moreover, he will continue to receive health, life and disability insurance coverage for three years following such termination. We may terminate the agreement at any time for cause without incurring any post-termination obligation to Mr. Rosenthal. If Mr. Rosenthal is terminated upon a change in control, he is to be paid severance compensation in the same manner as if he were terminated without cause. Pursuant to a non-competition covenant of the agreement, Mr. Rosenthal is prohibited from competing with us within a 50-mile radius of our main office for a period of one year following the termination of his employment agreement.

HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by St. Joseph shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

         GENERAL. The Human Resources Committee is committed to providing a total compensation program that supports St. Joseph's long-term business strategy and performance culture and creates a commonality of interest among our stockholders. The committee is responsible for the oversight of executive compensation and reviews our compensation program on an ongoing basis.

         The overall philosophy used by the committee when making decisions is as follows:

          - to provide incentives for executive officers to work towards achieving successful annual results and strategic objectives;

          -    to encourage consistent and competitive return to stockholders;

          - to provide significant reward for achievement of superior performance, as well as significant risk to penalize substandard performance;

          - to create significant opportunity and incentive for executives to be long-term stockholders;

          - to link executive compensation rewards to increases in stockholder value, as measured by favorable long-term results and continued strengthening of our financial condition;

          - to provide flexibility to recognize, differentiate, and reward individual performance; and

          -    to facilitate stock ownership through granting of stock options.

         During the 2003 fiscal year, the Human Resources Committee was comprised of Messrs. Brady, Leep, Matthys and McElwee.

         ESTABLISHMENT OF EXECUTIVE COMPENSATION PROGRAM AND PROCEDURES. For each executive officer, the Human Resources Committee was responsible for the establishment of base salary, as well as an award level for the annual incentive compensation program, both subject to the approval of the non-employee directors. The Human Resources Committee was also responsible for the administration of the stock programs for the executive officers, as well as recommendations regarding other executive benefits and plans, subject to the same approval process.

         PROGRAM COMPONENTS. In order to accomplish its objectives, the Human Resources Committee has determined that executive compensation for all key executives, including the Chief Executive Officer, should consist of three basic components: base salary, incentive bonus, and long-term incentive compensation.

         BASE SALARY. The Human Resources Committee reviews each executive's base salary on an annual basis. It is the committee's policy that the base salaries of our executives should offer each executive security and allow us to attract qualified executives and maintain a stable management team and environment. The committee targets base salaries at levels comparable to those of comparable positions within the marketplace. The salaries may be adjusted, either up or down, to reflect our financial performance, including, but not limited to, our earnings per share, net income and return on average assets, although no specific weight is given to these factors. Additionally, base salaries are determined by examining, among other things, the executive's level of responsibility, authority, prior experience, time in position and potential, education, breadth of knowledge, and internal performance objectives. The executive's current salary in relation to the executive's salary range and the median salary practices of the marketplace are also considered. All of the factors described herein are considered on a subjective basis in the aggregate, and none of the factors is accorded a specific weight. In selected cases, other factors may also be considered.

         Annual adjustments to an executive's base salary are driven by corporate and individual performance. Corporate performance, measured primarily in terms of earnings per share, return on equity and assets and enhancement of book value per share, impacts an executive's base salary. In addition, the Human Resources Committee will also measure individual performance. When measuring individual performance, the committee considers the individual's efforts in achieving established financial and business objectives, managing and developing employees and enhancing long-term relationships with customers.

         The base salary of $175,000 paid to Mr. Rosenthal, as President and Chief Executive Officer, during 2003 was based on his employment contract entered into in October, 2002. This was set in part upon the committee's satisfaction with St. Joseph's overall financial performance, including its net income and return on average assets. Additionally, the committee considered Mr. Rosenthal's personal performance as President and Chief Executive Officer, as well as his employment contract, his previous years' salaries and the salary levels of other similarly situated financial institutions.

         INCENTIVE BONUS. Executive officer bonuses that were paid in 2003, including Mr. Rosenthal's, were determined by an established executive incentive compensation program, which is reviewed annually by the committee. The incentive bonus portion is directly related to financial performance, as measured by net income and other financial factors. The committee retains the right to modify the program and/or withhold payment at any time.

         LONG-TERM INCENTIVE COMPENSATION. The final component of the executive compensation program is long-term incentive compensation. St. Joseph maintains a 401(k) plan and a stock incentive plan to reward our senior executives for outstanding performance and to help us attract and retain qualified personnel in key positions. The 401(k) plan allows eligible participants to defer a portion of their salary to a tax-deferred trust. The stock option plan is further designed to give key employees a proprietary interest in St. Joseph, as an incentive to contribute to its success. Awards under the plan are determined by the committee based on each respective officer's level of responsibility, overall performance and significance to St. Joseph's future growth and profitability.

         CONCLUSION. The Human Resources Committee believes these executive compensation policies and programs effectively serve the interests of stockholders and St. Joseph. The committee believes these policies motivate executives to contribute to our overall future success, thereby enhancing the value of St. Joseph for the benefit of all stockholders.

                            Brian R. Brady, Chairman
                              Michael R. Leep, Sr.
                                 Jack K. Matthys
                             Arthur H. McElwee, Jr.

HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 2003, none of the directors serving on the Human Resources Committee was an officer or employee of St. Joseph or St. Joseph Capital Bank. In addition, during 2003 no executive officer served on the board of directors or compensation committee of any other corporation with respect to which any member of our committee was engaged as an executive officer.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers, directors and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission. They are also required to furnish us with copies of all
Section 16(a) forms they file. Based solely on our review of the copies of such forms, and, if appropriate, representations made to us by any reporting person concerning whether a Form 5 was required to be filed for 2003, we are not aware that any of our directors, executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during 2003, except for Mr. Leep who had one Form 4 late filing regarding the aggregate share purchase of 600 shares.

PERFORMANCE GRAPH

         The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by St. Joseph shall not be deemed to include the following performance graph and related information unless such graph and related information are specifically stated to be incorporated by reference into such document.

         The following graph shows a five-year comparison of cumulative total returns on an investment of $100 on December 31, 1998 in our common stock, NASDAQ and SNL Midwest Banks. The graph assumes the reinvestment of all dividends received. The graph was prepared by SNL Securities, Charlottesville, Virginia, at our request.

                      [GRAPH OF TOTAL RETURN PERFORMANCE]

                                          12/31/98     12/31/99     12/31/00    12/31/01     12/31/02     12/31/03
St. Joseph Capital Corporation            $ 100.00     $  87.14     $  69.26    $  74.29     $ 108.57     $ 118.57

NASDAQ - Total US                         $ 100.00     $ 185.95     $ 113.19    $  89.65     $  61.67     $  92.90

SNL Midwest Bank Index                    $ 100.00     $  78.57     $  95.15    $  97.24     $  93.80     $ 120.07

                          TRANSACTIONS WITH MANAGEMENT

         During the year ended December 31, 2003, certain of our directors and executive officers (including their affiliates, families and companies in which they are principal owners, officers or directors) became loan clients of, and have had other transactions with us in the ordinary course of business. Such loans and lines of credit have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for transactions with other persons and are not believed to involve more than the normal risk of collectibility or present other unfavorable features.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding our common stock beneficially owned on February 29, 2004 with respect to each director, each executive officer named in the summary compensation table above and all directors and executive officers of St. Joseph and St. Joseph Capital Bank as a group.

     NAME OF INDIVIDUAL AND                      AMOUNT AND NATURE OF                         PERCENT
  NUMBER OF PERSONS IN GROUP                  BENEFICIAL OWNERSHIP (1)(2)                     OF CLASS
  --------------------------                  ---------------------------                     --------
DIRECTORS

John W. Rosenthal (3)                                    73,554                                 4.2%

Brian R. Brady                                           17,271                                 1.0%

Anna Reilly Cullinan                                     38,857                                 2.3%

David A. Eckrich                                         36,072                                 2.1%

Jeffrey V. Hammes                                         1,930                                   *

Michael R. Leep, Sr.                                     27,735                                 1.6%

Todd B. Martin (4)                                       72,715                                 4.3%

Jack K. Matthys                                          45,351                                 2.6%

Arthur H. McElwee, Jr.                                   19,713                                 1.2%

Myron C. Noble                                           38,666                                 2.3%

Ben F. Ziolkowski                                         3,307                                   *

Amy Kuhar Mauro                                          14,318                                   *

All directors and executive
officers as a group                                     389,500                                 21.4%
(13 persons)

------------------------

*Indicates less than one percent.

(1) The information contained in this column is based upon information furnished to us by the persons named above and the members of the designated group. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares shall not constitute an admission of beneficial ownership or voting or investment power over included shares.

(2) Includes shares obtainable under options granted to directors and officers of St. Joseph and St. Joseph Capital Bank under our stock incentive plan which are presently exercisable or which become exercisable within 60 days of the date of this table, as follows: Mr. Rosenthal - 54,960 shares; Mr. Brady - 3,121; Ms. Reilly Cullinan - 1,741; Mr. Eckrich - 4,572; Mr. Hammes
     - 681; Mr. Leep, Sr. - 1,685; Mr. Martin - 1,965; Mr. Matthys - 20,351; Mr.
     McElwee - 4,487; Mr. Noble - 3,666; Mr. Ziolkowski - 81; Ms. Kuhar Mauro - 12,985; and all directors and executive officers as a group - 110,295.

(3) Includes 8,000 shares held in a trust over which Mr. John Rosenthal has shared voting and investment power.

(4) Includes 70,750 shares held at Martin Capital Management, LLP, an investment advisory firm, for the benefit of its clients. Of these shares, the firm has sole voting power over 64,750 shares and sole investment power over 68,250 shares. Mr. Martin is a partner of Martin Capital Management, LLP and disclaims any beneficial ownership in these shares. Mr. Martin also shares investment and voting power over 2,500 shares which he owns personally.

                             AUDIT COMMITTEE REPORT

         The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by St. Joseph shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

         The Audit Committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Audit Committee also reviews the audited consolidated financial statements and recommends to the board that they be included in our annual report on Form 10-K. The committee is comprised solely of independent directors.

         The Audit Committee has reviewed and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2003 with our management and Plante & Moran, PLLC, our independent auditors. The committee has also discussed with Plante & Moran, PLLC the matters required to be discussed by SAS No. 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from Plante & Moran, PLLC required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and Plante & Moran, PLLC, the committee has recommended to the board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ending December 31, 2003 for filing with the Securities and Exchange Commission.

                            Todd B. Martin, Chairman
                                David A. Eckrich
                                Jeffrey V. Hammes
                                 Myron C. Noble

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Our Audit Committee has named Plante & Moran, PLLC, to serve as our independent accountants for 2004. Representatives of Plante & Moran, PLLC, are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

ACCOUNTANT FEES

         AUDIT FEES. The aggregate amount of fees billed by Plante & Moran, PLLC for its audit of our annual financial statements for fiscal years 2003 and 2002 and for its required reviews of our unaudited interim financial statements included in our quarterly reports filed during fiscal 2003 and 2002 were $55,125 and $24,500.

         AUDIT RELATED FEES. The aggregate amounts of audit related fees billed by Plante & Moran, PLLC for fiscal years 2003 and 2002 were $25,055 and $0. The majority of these services were related to audit and accounting issues related to the severance of two executive officers in 2003.

         TAX FEES. The aggregate amounts of tax related services billed by Plante & Moran, PLLC for fiscal years 2003 and 2002 were $7,380 and $1,800, for professional services rendered for tax compliance, tax advice and tax planning. The services provided included assistance with the preparation of our tax return and guidance with respect to estimated tax payments.

         ALL OTHER FEES. We did not incur any other fees from Plante & Moran, PLLC for fiscal years 2003 and 2002 other than the fees reported above.

         The Audit Committee, after consideration of these matters, does not believe that the rendering of these services by Plante & Moran, PLLC to be incompatible with maintaining their independence as our principal accountants.

AUDIT COMMITTEE PRE-APPROVAL POLICY

         Among other things, the Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent accountant. The Audit Committee has not adopted any formal policy concerning pre-approval of the audit and permissible non-audit services to be provided by Plante & Moran, PLLC. These services include audit and audit-related services, tax services, and other services. Instead, on a case by case basis, any audit or permissible non-audit service proposed to be performed is considered by and, if deemed appropriate, approved by the Audit Committee in advance of the performance of such service. All of the fees earned by Plante & Moran, PLLC described above were attributable to services pre-approved by the Audit Committee.

                                 OTHER BUSINESS

         It is not anticipated that any action will be asked of the stockholders other than that set forth above, but if other matters are properly brought before the meeting, the persons named in the proxy will vote in accordance with their best judgment.

                           FAILURE TO INDICATE CHOICE

         If any stockholder fails to indicate a choice in item (1) on the proxy card, the shares of such stockholder shall be voted (FOR) all nominees.

                                       By order of the Board of Directors

                                       /s/ John W. Rosenthal
                                       ----------------------------
                                       John W. Rosenthal
                                       Chairman

Mishawaka, Indiana
April 12, 2004

                       ALL STOCKHOLDERS ARE URGED TO SIGN
                         AND MAIL THEIR PROXIES PROMPTLY

                                   APPENDIX A

                             Audit Committee Charter

                         ST. JOSEPH CAPITAL CORPORATION

                                  January 2004

PURPOSE OF THE AUDIT COMMITTEE

The purpose of the Audit Committee is to assist the Board of Directors of St. Joseph Capital Corporation (the "Company") in fulfilling its oversight responsibilities with respect to (1) the integrity of the Company's financial statements and reports filed with the Securities and Exchange Commission (the "Commission"), (2) the Company's compliance with certain legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and
(4) the performance of the Company's internal audit function and independent auditor. The role of the Audit Committee also includes encouragement of strong, positive working relationships and free and open communication among the directors, the independent auditor, the internal auditors, the regulatory authorities, the Company's legal counsel and the Company's management.

COMMITTEE COMPOSITION

     - The Audit Committee shall consist of at least three directors, each of whom shall be an independent director, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee and each of whom shall satisfy 1) the independence requirements of the National Association of Securities Dealers, 2) the experience requirements set forth under Rule 10A-3(b)(1) of the Securities Exchange Act of 1934 and the rules and regulations of the Commission. The Audit Committee shall inform the full Board of Directors on an annual basis whether the Audit Committee believes that a member of the Audit Committee possesses financial management expertise sufficient to qualify as an "audit committee financial expert" as defined by the rules and regulations of the Commission. The Audit Committee will evaluate member independence and financial sophistication. Audit Committee members shall not simultaneously serve on the audit committees of more than one other public company.

     - The Board of Directors shall make determinations of independence with respect to possible appointees and shall appoint the members of the Audit Committee and the Audit Committee Chairman on the recommendation of the Governance and Nominating Committee. The Board of Directors shall apply the rules and restrictions of the National Association of Securities Dealers relating to independence and consider employment, officer, business, family, charitable and other relationships in making such determinations and appointments.

AUDIT COMMITTEE MEETINGS

     - The Audit Committee shall meet at least once quarterly and shall meet more frequently as deemed necessary to fulfill the responsibilities prescribed in this Charter or by the Board of Directors. The Chairman of the Audit Committee may call special meetings of the Audit Committee.

     - The Audit Committee shall meet at least quarterly with the independent auditor and management of the Company in separate executive sessions.

     - The Audit Committee may invite members of management, legal counsel, the internal auditors, the Company's independent auditor, and the regulatory examiners to participate in Audit Committee meetings, as deemed appropriate by the Audit Committee.

     - The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate.

     - The Audit Committee shall periodically report on its meetings and other activities to the Board of Directors and shall keep accurate minutes of its meetings and shall present such minutes to the Board of Directors for its approval.

RESPONSIBILITIES AND DUTIES

     CHARTER

     - The Audit Committee shall review and assess the adequacy of the Audit Committee Charter on an annual basis, or more frequently as needs dictate, and recommend to the Board of Directors any revisions considered appropriate.

     - The Audit Committee Charter shall be included as an appendix to the Company's proxy statement in accordance with the rules and regulations promulgated by the Commission under the Exchange Act, as such rules and regulations may be modified or supplemented from time to time ("Commission Rules").

     - The Committee shall prepare and publish in the Company's proxy statement an Audit Committee Report as and when required by Commission Rules.

     INDEPENDENT AUDITOR AND OTHER INDEPENDENT ACCOUNTANTS AND ADVISORS

     The independent auditor for the Company is ultimately accountable to the Board of Directors and the Audit Committee of the Company and shall report directly to the Audit Committee.

     The Audit Committee shall:

     - Have sole authority over the appointment, retention, discharge or replacement of the independent auditor.

     - Pre-approve the audit plan and the scope of the audit on an annual basis or as otherwise necessary, and approve any modifications thereto.

     - Be directly responsible for the compensation and oversight of the work of the independent auditor (including disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, with the Company providing appropriate funding, as determined by the Audit Committee, for payment of such compensation.

     - Pre-approve all auditing services and permitted non-auditing services (including the fees and terms thereof) to be performed for the Company by its independent auditor as required and permitted by Section 10A(i)(1) of the Exchange Act of 1934. Such pre-approvals may be made pursuant to policies and procedures established by the Audit Committee in accordance with Commission Rules and other guidance.

     - Receive and discuss with management and the independent auditor the letter from the independent auditor regarding the auditor's independence required by the Independence Standards Board No. 1 (Independence Discussions with Audit Committees), as such Standard may be modified or supplemented from time to time.

     - Obtain and review a report from the independent auditor at least annually regarding: (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Company.

     - Periodically and at least annually review, evaluate and discuss with the independent auditor such auditor's independence, effectiveness and performance, including with respect to the lead partner of the independent auditor team, and any disclosed relationships or services that may impact the objectivity and independence of the independent auditor.

     - Ensure the rotation of the audit partners as required by the Commission Rules and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

     - Present its conclusions regarding its evaluation of the independent auditor to the Board of Directors and recommend to the Board any appropriate action to satisfy the Audit Committee and/or the Board of the qualifications, performance and independence of the independent auditor.

     - Review the extent to which public accountants other than the principal independent auditor are used by the Company and the rationale for such use.

     - Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account consistent with Nasdaq and Commission Rules.

INTERNAL AUDITOR

     The Audit Committee shall:

     - Have sole authority over the appointment, retention, discharge or replacement of the internal auditor (or outsourced internal audit provider) and at least annually review the performance of the internal auditor.

     - Pre-approve the internal audit plan and the scope of the internal audit on an annual basis or as otherwise necessary, and approve any modifications thereto.

     - Be directly responsible for the compensation and oversight of the work of the internal auditor for the purpose of preparing or issuing an internal audit report, compliance report or related work, with the Company providing appropriate funding, as determined by the Audit Committee, for payment of such compensation.

     - Ensure adequate resources are available to execute the internal audit plan.

     - Review the results of completed internal audits with the internal auditor and monitor corrective actions taken by management, as deemed appropriate.

     - Review the results of completed regulatory examinations and monitor corrective actions taken by management, as deemed appropriate.

     - Review with the independent auditor its assessment of internal audit practices and objectivity.

FINANCIAL REPORTING AND RISK CONTROL

     The Audit Committee shall:

     - Review and discuss with management and the independent auditor the audited annual financial statements and quarterly financial statements of the Company, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to the filing of the Company's reports on Form 10-K and Form 10-Q.

     - Review with the independent auditor the independent auditor's evaluation of the Company's financial, accounting and internal audit personnel, and the cooperation received by the independent auditor during the course of the audit.

     - Review any significant disagreements between management and either the independent auditor or the internal auditor in connection with the preparation of the financial statements.

     - Discuss with management and the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

     - Review and discuss reports from the independent auditors on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     - Discuss with the independent auditor and management (a) the significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, and (b) the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     - Make recommendations to the Board of Directors as to whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

     - Receive and review on a timely basis the analyses of management and the independent auditor with respect to significant current financial reporting issues.

     - Review with management, the internal auditor, the independent auditor, and the Bank's regulatory examiners the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures (including the Company's risk assessment and risk management policies), any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of any material control deficiencies.

     - Review and discuss with management the Company's earnings press releases, including the use of "pro forma" or other "non-GAAP financial measures," as well as financial information and earnings guidance provided to analysts and rating agencies.

     - Review disclosures made to the Audit Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Company's reports on Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

ETHICAL AND LEGAL COMPLIANCE AND OTHER RESPONSIBILITIES

     The Audit Committee shall:

     - Establish, review and update (or cause management to update) periodically the St. Joseph Capital Corporation Code of Ethics & Conduct (the "Code") and assure that management has established a system to enforce the Code.

     - Review and pre-approve any related party transactions between the Company or any of its subsidiaries and any director or executive officer of the Company or its subsidiaries.

     - Review with the Company's outside counsel legal compliance matters and any other legal matter that could have a significant impact on the Company's financial statements.

     - Conduct or authorize investigations into any matters within the scope of the Audit Committee's responsibilities.

     - As appropriate, obtain advice and assistance from outside legal, accounting or other advisors, with the Company providing for appropriate funding, as determined by the Audit Committee, for the payment of the compensation to such advisors.

     - Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     -    Annually evaluate its own performance.

LIMITATION OF AUDIT COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Nor is it the duty of the Audit Committee to conduct investigations or to resolve disagreements, if any, between management and the independent auditor. The independent auditor is responsible to plan and conduct an audit according to auditing standards generally accepted in the United States of America. Management of the Company is responsible to determine whether the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America.

PROXY                    ST. JOSEPH CAPITAL CORPORATION                    PROXY

                  PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

             FOR THE ANNUAL MEETING OF STOCKHOLDERS -- MAY 20, 2004

    The undersigned hereby appoints John W. Rosenthal and Amy Kuhar Mauro, or either of them acting in the absence of the other, with power of substitution, attorneys, and proxies, for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then personally present at the annual meeting of the stockholders, to be held at the Morris Performing Arts Center in South Bend, Indiana, at 5:00 p.m., local time, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting:

[ ]         Check here for address             [ ]         Check here if you plan to
            change and write change                        attend the meeting.
            next to old address.

                                                   FOR ALL    WITHHOLD ALL    FOR ALL EXCEPT
1.   Election of Directors                         [ ]          [ ]             [ ]

     Brian R. Brady, Jeffrey V. Hammes, Jack K. Matthys, and Arthur H. McElwee, Jr.

   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW.

--------------------------------------------------------------------------------

  The board of directors recommends a vote FOR all nominees.
                 (Continued and to be signed on reverse side.)

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATION MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

                                                              Dated:                               , 2004
                                                                      ----------------------------

                                                              -------------------------------------------
                                                              Signature(s)

                                                              -------------------------------------------
                                                              NOTE: Please sign exactly as your name(s)
                                                              appears. For joint accounts, each owner
                                                              should sign. When signing as executor,
                                                              administrator, attorney, trustee or
                                                              guardian, etc., please give your full title.